THE ADVISORS' INNER CIRCLE FUND

                          CHARTWELL LARGE CAP CORE FUND
                         CHARTWELL SMALL CAP VALUE FUND

        SUPPLEMENT DATED AUGUST 24, 2004 TO THE ADVISOR AND INSTITUTIONAL
                 CLASS SHARES PROSPECTUSES DATED MARCH 1, 2004

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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Effective immediately, the initial and additional investment minimums have been reduced for all accounts. The initial investment amount is now $2,500 and the additional investment amount is now $500. The minimum investment requirements may be waived for certain groups or retirement plans by the Funds.